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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):
       March 18, 1997


                               ETEC SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


   Nevada              0-26968               94-3094580
-----------------  ----------------   ----------------------
(State or other    (Commission File        (I.R.S. Employer
jurisdiction of        Number)          Identification Number)
incorporation)


       26460 Corporate Avenue
       Hayward, California                         94545
       --------------------------------------    ----------
       Address of principal executive offices    (Zip Code)


       Registrant's telephone number, including area code:
                                 (510) 783-9210
                                 --------------
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Item 5.  Other Events.
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     Registrant's press release dated March 18, 1997 attached hereto as Exhibit
99.1, is incorporated herein by reference and made a part of this Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits.

               99.1      Press Release of the Registrant dated March 18, 1997.

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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  March 21, 1997.

                              ETEC SYSTEMS, INC.



                              By:  /s/ Philip J. Koen, Jr.
                                  ------------------------------
                                    Philip J. Koen, Jr.
                                    Vice President and
                                    Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------


                                                        Sequentially
 Exhibit No.                 Description                Numbered Page
-------------            -------------------            -------------

  99.1                   Press Release dated
                         March 18, 1997.